Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and Cash Equivalents	CASH AND CASH EQUIVALENTS

	December 31,
	2022	2021
	US$ in millions
Cash on hand	$108	$114
Cash at bank	130	202
Short-term bank deposits	552	362
	$790	$678

As at December 31, 2022 and 2021, the effective interest rates on short-term bank deposits ranged from 2.3% to 4.6% and 0.1% to 1.0%, respectively, per annum. These deposits have maturities ranging from 6 to 32 days and 5 to 28 days, respectively.
Cash and cash equivalents are measured at amortized cost and the carrying value of cash equivalents is approximately equivalent to their fair value as at December 31, 2022 and 2021. The estimated fair value of the Group’s cash and cash equivalents was based on level 1 inputs (quoted market prices in active markets). The maximum credit exposure of cash and cash equivalents of the Group as at December 31, 2022 and 2021 amounted to US$682 million and US$564 million, respectively.